EXHIBIT 10.2
AMENDMENT NO. 10 TO THE SECOND AMENDED
AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
OF
WINN LIMITED PARTNERSHIP
     This Amendment No. 10 (the “Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of WINN Limited Partnership dated July 11, 1997 (the “Partnership Agreement”) is entered into as of September 12, 2006, by Winston Hotels, Inc., the general partner (the “General Partner”) of WINN Limited Partnership (the “Partnership”). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Partnership Agreement.
     WHEREAS, additional Partnership Units were issued to the General Partner on August 30, 2006 upon the contribution by the General Partner of the proceeds of the issuance and sale of an additional 2,400,000 REIT Shares through a follow-on public offering of its Common Stock;
     WHEREAS, it is desirable to amend Exhibit A to the Partnership Agreement to reflect such transactions;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership Agreement is hereby amended as follows:
     Exhibit A to the Partnership Agreement is hereby amended by substituting for the current version of such exhibit, a version in the form attached hereto as Exhibit 1 reflecting the issuance of additional Partnership Units to the General Partner upon the General Partner’s contribution of the proceeds of the issuance and sale of an additional 2,400,000 REIT Shares through a follow-on public offering of its Common Stock.
     IN WITNESS WHEREOF, the foregoing Amendment No. 10 to the Second Amendment and Restated Agreement of Limited Partnership Agreement of WINN Limited Partnership has been signed and delivered as of this 12th day of September, 2006, by the undersigned as General Partner of the Partnership.

WINSTON HOTELS, INC., as General Partner

By:	/s/ Brent V. West
Name:	Brent V. West

Title:	Vice President and Chief Accounting Officer

EXHIBIT A
September 12, 2006
(Table below reflects the issuance of additional Partnership Units on account of the issuance of 2,400,000 REIT Shares through a follow-on public offering of the General Partner’s
Common Stock completed on August 30, 2006)
Common Units

Partner and	Partnership	Percentage
Address	Units	Interest
General Partner:

Winston Hotels, Inc.	29,191,839	95.72%
2626 Glenwood Avenue, Suite 200
Raleigh, NC 27608
Limited Partners:

Charles M. Winston
Winston Hotels, Inc.	105,643	0.35%
2209 Century Drive
Raleigh, NC 27612

Cary Suites, Inc.	1,019,524	3.34%
2209 Century Drive
Raleigh, NC 27612

WJS Associates-Perimeter II, Inc.	109,516	0.36%
2209 Century Drive
Raleigh, NC 27612

Hubbard Realty of Winston-Salem, Inc.	63,797	0.21%
85 South Stratford Rd.
Winston-Salem, NC 27103

	30,490,319	100.00%

Series B Preferred Units

		Percentage
Partner and Address	Partnership Units	Interest
Winston Hotels, Inc.	3,680,000	100%
2626 Glenwood Avenue, Suite 200
Raleigh, NC 27608